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                     of the Securities Exchange Act of 1934

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                              New Commerce BanCorp
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|  No fee required.
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


                              NEW COMMERCE BANCORP
                             501 New Commerce Court
                           Greenville, South Carolina


                    Notice of Annual Meeting of Shareholders



Dear Fellow Shareholder:

     We cordially invite you to attend the 2003 Annual Meeting of Shareholders of New Commerce BanCorp, the holding company for New Commerce Bank. At the meeting, we will report on our operating and financial results for 2002 and will answer your questions and discuss our future plans with you. We hope that you can attend the meeting and look forward to seeing you there.

     This letter serves as your official notice that we will hold the meeting on April 30, 2003 at 4:00 p.m. at the New Commerce Bank Board Room, 501 New Commerce Court, Greenville, South Carolina for the following purposes:

     1.  To elect two members to our board of directors; and

     2. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Shareholders owning our common stock at the close of business on March 12, 2003 are entitled to attend and vote at the meeting. A complete list of these shareholders will be available at the company's offices prior to the meeting.

     Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.


                                        By order of the board of directors,




                                         /s/ Frank W. Wingate
                                        Frank W. Wingate
                                        President and Chief Executive Officer
Greenville, South Carolina
March 28, 2003

                              NEW COMMERCE BANCORP
                             501 New Commerce Court
                           Greenville, South Carolina

                      Proxy Statement for Annual Meeting of
                    Shareholders to be Held on April 30, 2003


     Our board of directors is soliciting proxies for the 2003 Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully.

                               Voting Information

     The Board set March 12, 2003 as the record date for the meeting. Shareholders owning our common stock at the close of business on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 1,000,000 shares of common stock outstanding on the record date. A majority of the outstanding shares of common stock represented at the meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

     When you sign the proxy card, you appoint Frank W. Wingate and Dennis O. Raines as your representatives at the meeting. Mr. Wingate and Mr. Raines will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Wingate and Mr. Raines will vote your proxy for the election to the board of directors of all nominees listed below under "Election of Directors." We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. Wingate and Mr. Raines will vote your proxy on such matters in accordance with their judgment.

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and delivering another proxy with a later date or by voting in person at the meeting.

     Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote are referred to as "broker non-votes" with respect to the proposals not voted upon. A broker non-vote does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. In addition, if a shareholder abstains from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

     We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. We are distributing this proxy statement on or about March 28, 2003.

                      Proposal No. 1: Election of Directors

     The board of directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the Board members expire at each annual meeting. The current terms of the Class I directors will expire at the meeting. The terms of the Class II directors expire at the 2004 Annual Shareholders Meeting. The terms of the Class III directors will expire at the 2005 Annual Shareholders Meeting. Our directors and their classes are:

         Class I                   Class II                   Class III

Marshall J. Collins, Jr.       Ralph S. Crawley            Richard W. Bailey
Tommy D. Greer                 Bobby L. Johnson            Timothy A. Brett
                               Robert T. Kellett           G. Mitchell Gault
                               Dennis O. Raines            Frank W. Wingate

     Shareholders will elect two nominees as Class I directors at the meeting to serve a three-year term, expiring at the 2006 Annual Meeting of Shareholders. The directors will be elected by a plurality of the votes cast at the meeting. This means that the two nominees receiving the highest number of votes will be elected.

     The board of directors recommends that you elect Marshall J. Collins, Jr. and Tommy D. Greer as Class I directors.

     If you submit a proxy but do not specify how you would like it to be voted, Mr. Wingate and Mr. Raines will vote your proxy to elect Mr. Collins and Mr. Greer. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Mr. Wingate and Mr. Raines will vote instead for a replacement to be recommended by the board of directors, unless you specifically instruct otherwise in the proxy.

     Set forth below is certain information about the nominees. Each of the nominees is also a director of our subsidiary, New Commerce Bank:

     Marshall J. Collins, Jr., 61, Chairman and Class I director since 1999, is the retired chairman of BI-LO, Inc. and retired president and chief executive officer of Ahold USA Support Services in Mauldin, South Carolina. BI-LO, Inc. is a multi-state grocery store chain and is one of the largest employers in Greenville County, South Carolina. Mr. Collins was born and grew up in Chicago, Illinois and is a graduate of St. Mary's University in Winona, Minnesota and the Advanced Management Program at Harvard Business School. He currently serves as the chairman of the board of St. Francis Hospital in Greenville, South Carolina and managing director of RealtiCorp. in Greenville, South Carolina.

     Tommy D. Greer, 71, Class I director since 1999, is chairman emeritus of the Board of Catalina Marketing Corporation, where he has served since 1989. He has also served as president and chief executive officer of Catalina. Mr. Greer has 42 years of experience as one of the country's leading product marketers. Prior to joining Catalina, he took Texize Chemicals Company, a cleaning products manufacturer, from a small regional company to a nationally known marketer of such category leaders as Fantastic Spray Cleaner, Spray'n Wash, and Glass+Plus. Mr. Greer is a graduate of the Advanced Management Program at the Harvard School of Business.

Set forth below is also information about each of our other directors and executive officers. Each director listed below is also a director of New Commerce Bank.

     Richard W. Bailey, 69, Class III director since 1999, is the owner of Bayco Development Company. He is also associated with Coldwell Banker Caine, holds a CCIM designation, and has been actively involved in commercial real estate and development since 1986. He is a past member of the Golden Strip and Greenville advisory boards of Branch Banking & Trust.

     Timothy A. Brett, 49, Class III director since 1999, is the president of Brett Public Relations, Inc., a full service public relations company with offices in Greenville, Spartanburg and Columbia, South Carolina, which he founded in 1993. Mr. Brett previously served as director of Governmental Affairs and Community Relations for Michelin North America from 1987 until 1993. He was also a member of the South Carolina House of Representatives. After leaving the House of Representatives, he served in various positions under former Governor Carroll A. Campbell, Jr. He continually serves his community through his involvement in a number of charitable organizations, including the Salvation Army, the YMCA, and the Blue Ridge Council Boy Scouts. He is a 1974 Graduate of Newberry College and presently serves as a member of the College's Board of Trustees.

     Ralph S. Crawley, 68, Class II director since 1999, was co-founder and president of Carter and Crawley, Inc., a custom automated control systems supplier to industrial and utility clients since 1967. He previously was manager of control system manufacturing for Metal Products Corporation. Mr. Crawley graduated from Ruby High School in 1953 and attended Pierce College in Reseda, California. He has held several positions with RCA and TRW involving manufacturing and sales. Mr. Crawley is a past president and member of the Mauldin Rotary Club, and currently Chairman of the Rotary Foundation Scholarship Committee. Mr. Crawley was a member of the Mauldin Library Committee and chairman of the Building and Grounds Committee of the new Greenville County branch library located in Mauldin; past member of the Chamber of Commerce organizing board and past member of the Mauldin-Simpsonville advisory board of Bank of America. In 2001, Carter and Crawley, Inc. was sold to AZZ, Inc. of Fort Worth, Texas, and Mr. Crawley has remained as the general manager of Carter and Crawley, Inc.

     G. Mitchell Gault, 47, Class III director since 1999, is the president of Kent-Gault Manufactured Homes, a retailer of manufactured homes to the upstate of South Carolina since 1959. Mr. Gault, a second-generation retailer, has been with Kent-Gault since 1977. Mr. Gault currently operates two sales centers in the Golden Strip area of Greenville County, South Carolina. Mr. Gault is also involved in the development of manufactured housing subdivisions, as well as owning and operating several manufactured housing rental communities in the Upstate. Mr. Gault graduated from the University of South Carolina in l977. He is a past president of the Fountain Inn Rotary Club. He has served on the board of Manufactured Housing Institute of South Carolina for ten years, including two terms as chairman of that association. He is a member of the Golden Strip YMCA Board of Directors and is a life-long member of Trinity United Methodist Church of Fountain Inn.

     Bobby L. Johnson, 68, Class II director since 1999, develops light industrial, office, and warehouse properties. Mr. Johnson began to develop property in 1989, when he sold Carolina Material Handling, a business he operated for twenty years in the Golden Strip. Mr. Johnson is a member of Greer First Baptist Church in Greer and is a volunteer with Meals on Wheels. He previously served on the advisory board of Summit National Bank and the Golden Strip advisory board of Branch Banking & Trust.

     Robert T. Kellett, 60, Class II director since 1999, an entrepreneur since 1965, owns and operates several businesses in the Golden Strip, including Tommy's Snack Bar, Kellett Fuel Oil, and Kellett's Korner, Inc. He is a native of Greenville County and he graduated from Hillcrest High School.

     Dennis O. Raines, 50, Class II director since 1999, is currently serving as president of Utility Partners of America. An honor graduate of Limestone College, Mr. Raines holds a degree in business management. He was employed at Kemet Electronics for 26 years, serving in various management positions including manufacturing manager, human relations manager, and most recently business services manager. Mr. Raines served for six years as a member of the Mauldin City Council, where he was on the Recreation & Economic Development, Public Safety and the chairman of the Finance & Policy committees. He is a former member of the Mauldin Library Task Force.

     R. Lamar Simpson, CPA, 44, is a senior vice president and the chief financial officer of our company and our bank. Mr. Simpson has eight years of experience in the financial services industry and before joining us in 2002, was most recently employed as chief financial officer of FirstSpartan Financial Corp. and First Federal Bank in Spartanburg, South Carolina from 1996 until the bank's merger with BB&T Corp. in 2001. Prior to 1996, Mr. Simpson was a senior manager with Deloitte & Touche LLP, where he served clients principally in the financial services and real estate industries. Mr. Simpson received his B.S. degree in Business Administration and Accounting from Erskine College in 1981 and is a member of the American Institute of Certified Public Accountants and the South Carolina Association of CPAs.

     Frank W. Wingate, 42, Class III director since 2001, has been the president and chief executive officer of our company and our bank since October 1, 2001. He is a second-generation banker who has 19 years of experience in both retail and commercial banking. Mr. Wingate graduated with a B.S. degree in Financial Management from Clemson University in 1983 and completed the course of study at The Graduate School of Banking of the South at Louisiana State University in 1993. His banking career began in 1983 at The Citizens & Southern National Bank in Atlanta. Mr. Wingate served as the founding president and chief executive officer of The Community Bank of Greenville, NA from 1996 until the bank's merger with Regions Bank of Greenville in 1998. He held the position of Executive Vice President-Retail Banking with Community Bank & Trust, Cornelia, Georgia from May 2000 until his return to Greenville. He is a graduate of Leadership Greenville, Class XXIII, past member of the Board of Regents for Leadership Greenville, past treasurer and board member of Compass of Carolina, former member of Greenville East Rotary Club, and is a current board member of Junior Achievement of Greenville, Inc.


                Compensation of Directors and Executive Officers

Summary of Cash and Certain Other Compensation

     The following table shows the cash compensation paid to our chief executive officer for the years ended December 31, 2001 and 2002. None of our other executive officers received total annual compensation, including salary and bonus, in excess of $100,000 in 2002.

                           Summary Compensation Table

                                                                                       Long-Term
                                                   Annual                            Compensation
                                                Compensation                            Awards
                                           -------------------------------------     ------------
                                                                        Other          Number of
                                                                       Annual         Securities
                                                                    Compensation      Underlying       All Other
Name and Principal Position      Year       Salary       Bonus            (1)          Options       Compensation
---------------------------      ----      --------    ---------    ------------      -----------    ------------
Frank W. Wingate                 2002      $125,000    $      -           $-                    -       $4,919
  President and Chief            2001        30,000(2)   10,000            -               50,000          845
  Executive Officer

(1) Mr. Wingate also receives indirect compensation in the form of certain perquisites and other personal benefits. The amounts of such benefits received in the fiscal years shown did not exceed the lesser of either $50,000 or 10% of his annual salary and bonus.

(2)  Mr.   Wingate's   annualized  salary  was  $120,000   when  he  joined  our
     company in October 2001. The above salary and other annual compensation cover the period October 1, 2001 through December 31, 2001.


Aggregated Option Exercises and Year-End Option Values
                                                                                 Value of Unexercised
                                      Number of Unexercised Securities          In-the-Money Options at
                                    Underlying Options at Fiscal Year End         Fiscal Year End (1)
Name                                     Exercisable/Unexercisable             Exercisable/Unexercisable
----                                     -------------------------             -------------------------

Frank W. Wingate                                10,000/50,000                       $26,600/$106,400
---------------

(1) The values shown equal the difference between the exercise price of unexercised in-the-money options and the closing market price ($9.26) of the underlying common stock at December 31, 2002. Options are in-the-money if the fair market value of the common stock exceeds the exercise price of the option.

Employment Agreements

     To date, we have not entered into any employment agreements with our executive officers, but we have been in discussions regarding employment agreements with our chief executive officer and chief financial officer and contemplate entering into agreements with these officers in the near future. Under our stock option plan, we have granted Mr. Wingate options to purchase 50,000 shares of common stock, which equals 5% of the number of shares sold in our initial public offering. The options vest ratably over a five-year period, or immediately upon a change in control, and have a term of ten years. Additionally, Mr. Wingate participates in our retirement, welfare, and other benefit programs and is entitled to a life insurance policy and an accident liability policy, reimbursement for travel and business expenses and club dues. We have granted Mr. Simpson options to purchase 10,000 shares of common stock. These options vest over a period of five years or immediately upon a change in control, and will be exercisable for ten years.

Director Compensation

     Neither the company nor the bank paid directors' fees during the last fiscal year.


Stock Options

     We believe that the issuance of stock options can promote our growth and profitability by providing additional incentives for participants to focus on our long-range objectives. We also believe that stock options help us attract and retain highly qualified personnel and to link their interests directly to our shareholders' interests. In 1999, we adopted a stock option plan covering 150,000 shares of common stock. As of March 12, 2003, there were options to acquire 128,000 shares outstanding under this plan, with a weighted average exercise price of $8.85 per share. Of the outstanding options, 40,400 are currently exercisable.

                          Security Ownership of Certain
                        Beneficial Owners and Management
General

     The following table shows how much common stock in the company is owned by our directors, executive officers, and owners of more than 5% of the outstanding common stock, as of March 12, 2003. The mailing address for each of our directors and executive officers is our main office at 501 New Commerce Court, Greenville, South Carolina 29607. The mailing address for Mr. Stewart is 108 Maple Brook Court, Simpsonville, SC 29681.

                                           Number of                         Percentage of
                                            Shares         Rights to          Beneficial
                   Name                    Owned(1)        Acquire(2)        Ownership(3)
       -----------------------------     -------------    -------------     ---------------
       Richard W. Bailey                     29,850            9,000               3.85%
       Timothy A. Brett                      14,900            9,000               2.37%
       Marshall J. Collins, Jr.              41,500            9,000               5.00%
       Ralph S. Crawley                      45,000            9,000               5.35%
       G. Mitchell Gault                     15,100            9,000               2.39%
       Tommy D. Greer                        25,000            9,000               3.37%
       Bobby L. Johnson(4)                   20,000            9,000               2.87%
       Robert T. Kellett                     13,880            9,000               2.27%
       Dennis O. Raines                       6,500            9,000               1.54%
       R. Lamar Simpson                       5,000                -                   *
       James D. Stewart                      63,965            7,500               7.09%
       Frank W. Wingate                      12,000           10,000               2.18%

       Directors, executive
       officers, and 5% owners as
       a group (14 persons)                 292,695           98,500              35.61%

---------------
*  Less than 1%

(1)  Includes shares for which the named person:
     o   has sole voting and investment power,
     o has shared voting and investment power with a spouse or other person, or
     o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.
     o Does not include shares that may be acquired by exercising stock options.

(2) Includes shares that may be acquired within the next 60 days by exercising stock options or warrants but does not include any other stock options.

(3) Determined by assuming the named person exercises all options which he or she has the right to acquire within 60 days, but that no other persons exercise any options.

(4) Number of shares owned excludes 2,500 shares owned by Mr. Johnson's spouse for which he disclaims beneficial ownership.

                Meetings and Committees of the Board of Directors

     During the year ended December 31, 2002, the board of directors of the company held 6 meetings and the board of directors of the bank held 12 meetings. All of the directors of the company and the bank attended at least 75% of the aggregate of such board meetings and the meetings of each committee on which they served.

     The company's board of directors has appointed a number of committees, including an audit committee and a compensation committee. The audit committee was composed of Mssrs. Crawley, Gault, and Raines until January 2003 and is presently comprised of Mssrs. Collins, Gault, and Raines. Each of these members are considered "independent" under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The audit committee met 4 times in 2002.

     The audit committee has the responsibility of reviewing internal audit and compliance reports, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The committee recommends to the board the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor's audit plans, and reviews with the independent auditors the results of the audit and management's responses. The audit committee has a written charter which was adopted on November 27, 2000. We are enclosing a copy of the audit committee charter with this proxy statement. The charter outlines the committee's responsibilities for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts and may be amended by the board at any time. The audit committee reports its findings to the board of directors.

                   Report of the Audit Committee of the Board

     The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the information contained in the report by reference, and shall not be deemed filed under such acts. The audit committee has reviewed and discussed with management the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The audit committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with
Audit  Committees)  and  has  discussed  with  the  independent   auditors  the
independent auditors' independence from the company and its management. In reliance on the reviews and discussions referred to above, the audit committee recommended to the company's board of directors that the audited financial statements be included in the company's Annual Report and referenced on SEC Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the SEC. The report of the audit committee is included herein at the direction of its members, Mssrs. Collins, Gault, and Raines.

Audit Fees

     The aggregate fees billed for professional services rendered by the independent auditors during the company's 2002 fiscal year for review of the company's annual financial statements and those financial statements included in the company's quarterly reports filed on SEC Form 10-QSB totaled $21,982 (which is comprised of billings of $12,282 related to the audit of the company's 2001 financial statements and progress billings of $9,700 related to the 2002 financial statements.). The company estimates that the total fees related to its annual financial statements for the year ended December 31, 2002 will be approximately $17,205.

Financial Information Systems Design and Implementation Fees

     We did not engage the independent auditors to provide, and the independent auditors did not bill for, professional services regarding financial information systems design and implementation during the year ended December 31, 2002.

All Other Fees

     The aggregate fees billed for non-audit services rendered by the independent auditors during the company's 2002 fiscal year totaled $7,471 for internal audit services, income tax return preparation, and employee benefit plan services. The audit committee concluded that the provision of these services is compatible with maintaining the principal accountant's independence.

Other Committees

     Our compensation committee is responsible for establishing the compensation plans for the company. Its duties include the development with management of all benefit plans for employees of the company, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. This committee met two times during the year ended December 31, 2002. The compensation committee is composed of Messrs. Brett, Collins, Greer, and Wingate.

     The company formed a nominating committee in January 2001. This committee is composed of Messrs. Bailey, Collins, Gault, and Johnson. The nominating committee will consider nominees recommended by shareholders if the shareholders comply with the requirements to submit shareholder proposals for the 2004 Annual Meeting.

                 Certain Relationships and Related Transactions

Interests of Management and Others in Certain Transactions

     We enter into banking and other transactions in the ordinary course of business with our directors and officers and their affiliates. It is the our policy that these transactions be on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. We do not expect these transactions to involve more than the normal risk of collectibility nor present other unfavorable features to us or the bank. Loans to individual directors and officers must also comply with our bank's lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of the loan application. We intend for all of our transactions with our affiliates to be on terms no less favorable to us than could be obtained from an unaffiliated third party and to be approved by a majority of disinterested directors.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

     As required by Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and certain other individuals are required to report periodically their ownership of our common stock and any changes in ownership to the SEC. Based on a review of Forms 3, 4, and 5 and any representations made to us, it appears that they were filed in a timely fashion during 2002 with the exception of one purchase on May 24, 2002 by Director Collins which was not reported on a Form 4 - Statement of Changes in Beneficial Ownership until July 8, 2002.

                              Independent Auditors

     We have selected the firm of Elliott Davis, LLP to serve as our independent auditors for the year ending December 31, 2003. We expect that a representative from this firm will be present and available to answer questions at the annual meeting and will have the opportunity to make a statement if he or she desires to do so.

        Shareholder Proposals for the 2004 Annual Meeting of Shareholders

     If shareholders wish a proposal to be included in our proxy statement and form of proxy relating to the 2004 annual meeting, they must deliver a written copy of their proposal to our principal executive offices no later than November 26, 2003. To ensure prompt receipt by the company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with our bylaws relating to shareholder proposals in order to be included in our proxy materials.

                                                                       Exhibit A

                              New Commerce BanCorp
                     Audit and Compliance Committee Charter


     The Board of Directors of the Company has delegated to the Audit Committee the Board's responsibility for monitoring of the audit function of the Company which includes the selection of independent auditors, determination of the independence of the independent auditors, internal auditing and internal accounting controls.

     Members of the committee shall discharge their committee duties in accordance with standards prescribed for directors by the South Carolina Business Corporation Act of 1988, as amended, and using their business judgment.

Membership of the Committee

     The Committee is made up of three or more members of the Board of Directors who meet applicable independence standards and have the ability to read and understand fundamental financial statements.

     Members  of  the  Committee   are   encouraged  to  make  use  of  training
opportunities and consultants to enhance their ability to perform their committee responsibilities.

Scope of Responsibilities

     1. Recommend to the Board of Directors the selection of the Company's independent accountants, who shall be accountable to the Board of Directors and the Audit Committee, and, when appropriate, their dismissal.

     2. Review with the independent accountants their independence under applicable standards of independence and report the results of the review to the Board of Directors.

     3.  Review and approve the audit plan of the independent accountants.

     4. Review and approve the audit plan of the internal auditors of the Company.

     5. Meet with the independent accountants to review: (a) any problems encountered in the audit including any restrictions imposed by management; and (b) the adequacy and effectiveness of administrative, operating and accounting policies of the Company.

     6. Meet with the internal auditors to review: (a) any problems encountered in internal audits including any restrictions imposed by management; and (b) the adequacy and effectiveness of administrative, operating and accounting policies of the Company.

     7.  Review and approve all significant proposed accounting changes.

     8. Review annual financial statements and report to the Board of Directors the committee's recommendation as to whether to include the audited financial statements in the Company's Annual Report on Form 10-K.

     9. Investigate any matter, which the committee deems to be in the interest of the Company and report its findings to the Board of Directors.

     10. Review and approve any Audit Committee Report to be included in the Company's proxy statement.


Committee Activities

     1. The committee shall meet upon the call of its chairman and at such other times, as it shall determine.

     2. Meetings of the committee shall be open only to members of the committee and those invited to be present by the committee.

     3. The committee is authorized to employ and consult with accountants, attorneys and other professionals to assist it.

     4. The committee may meet together with the audit committees of the Company's subsidiaries but no person who is not a member of the Company's audit committee shall be entitled to vote on any matter considered by the committee.

     5. The committee shall have unlimited access to all employees, books and records of the Company.

     6. The committee shall report its activities and recommendations to the Board of Directors at any regular or special meeting of the Board of Directors.


Amendment or Repeal of Charter

     The Board of Directors may amend or repeal this Charter and the duties of the Audit Committee at any time.

                       PROXY SOLICITED FOR ANNUAL MEETING
                               OF SHAREHOLDERS OF
                              NEW COMMERCE BANCORP
                          to be held on April 30, 2003


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby constitutes and appoints Frank W. Wingate and Dennis
O. Raines, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of common stock of New Commerce BanCorp that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the company to be held at the New Commerce Bank Board Room, 501 New Commerce Court, Greenville, South Carolina, at 4:00 p.m. local time, and at any adjournment, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. These proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows:

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted: "for" the election of the two identified Class I directors to serve on the board of directors for three-year terms.

1. PROPOSAL to elect the two identified Class I directors to serve for three-year terms.

      Marshall J. Collins, Jr.
      Tommy D. Greer

             |_|  FOR all nominees                       |_|  WITHHOLD AUTHORITY
                  listed (except as marked to                 to vote for all
                  the contrary)                               nominees


        (INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write that nominees name(s) in the space provided below).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Dated:                , 2003
                                      ----------------

---------------------------------           ---------------------------------
Signature of Shareholder(s)                 Signature of Shareholder(s)


---------------------------------           ---------------------------------
Please print name clearly                   Please print name clearly

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.